                               AMENDMENT NO. 8 TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)


         The Amended and Restated Master Distribution Agreement (all Classes of shares except Class B Shares) (the "Agreement") made as of the 18th day of August, 2003, by and between each registered investment company set forth on Schedule A to the Agreement (each individually referred to as "Fund", or collectively, "Funds"), severally, on behalf of each of its series of common stock or beneficial interest, as the case may be, set forth on Schedule A to the Agreement, (each, a "Portfolio"), with respect to each class of shares except Class B Shares (the "Shares") of each Portfolio, and A I M DISTRIBUTORS, INC., a Delaware corporation (the "Distributor") is hereby amended as follows:

         Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT

                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)


AIM COMBINATION STOCK & BOND FUNDS
         INVESCO Core Equity Fund -                    Class A
                                                       Class C
                                                       Class K
                                                       Investor Class

         INVESCO Total Return Fund -                   Class A
                                                       Class C
                                                       Class K
                                                       Institutional Class
                                                       Investor Class

AIM COUNSELOR SERIES TRUST
         INVESCO Advantage Health Sciences Fund -      Class A
                                                       Class C

         INVESCO Multi-Sector Fund -                   Class A
                                                       Class C
                                                       Institutional Class

AIM EQUITY FUNDS
         AIM Aggressive Growth Fund -                  Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class

         AIM Basic Value II Fund -                     Class A
                                                       Class C

         AIM Blue Chip Fund -                          Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class
                                                       Investor Class

         AIM Capital Development Fund -                Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class

         AIM Charter Fund -                            Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class

         AIM Constellation Fund -                      Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class

         AIM Core Strategies Fund -                    Class A
                                                       Class C

         AIM Dent Demographic Trends Fund -            Class A
                                                       Class C

         AIM Diversified Dividend Fund -               Class A
                                                       Class C

         AIM Emerging Growth Fund -                    Class A
                                                       Class C

         AIM Large Cap Basic Value Fund -              Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class
                                                       Investor Class

         AIM Large Cap Growth Fund -                   Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class
                                                       Investor Class

         AIM Mid Cap Growth Fund -                     Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class

         AIM U.S. Growth Fund -                        Class A
                                                       Class C



         AIM Weingarten Fund -                         Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class

AIM FUNDS GROUP
         AIM Balanced Fund -                           Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class

         AIM Basic Balanced Fund -                     Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class

         AIM European Small Company Fund -             Class A
                                                       Class C

         AIM Global Value Fund -                       Class A
                                                       Class C

         AIM International Emerging Growth Fund -      Class A
                                                       Class C

         AIM Mid Cap Basic Value Fund -                Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class

         AIM Premier Equity Fund -                     Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class

         AIM Select Equity Fund -                      Class A
                                                       Class C

         AIM Small Cap Equity Fund -                   Class A
                                                       Class C
                                                       Class R

AIM GROWTH SERIES
         AIM Aggressive Allocation Fund -              Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class

         AIM Basic Value Fund -                        Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class

         AIM Conservative Allocation Fund -            Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class

         AIM Global Equity Fund -                      Class A
                                                       Class C
                                                       Institutional Class

         AIM Mid Cap Core Equity Fund -                Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class

         AIM Moderate Allocation Fund -                Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class

         AIM Small Cap Growth Fund -                   Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class

AIM INTERNATIONAL MUTUAL FUNDS
         AIM Asia Pacific Growth Fund -                Class A
                                                       Class C

         AIM European Growth Fund -                    Class A
                                                       Class C
                                                       Class R
                                                       Investor Class

         AIM Global Aggressive Growth Fund -           Class A
                                                       Class C

         AIM Global Growth Fund -                      Class A
                                                       Class C

         AIM International Growth Fund -               Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class

         INVESCO International Core Equity Fund -      Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class
                                                       Investor Class

AIM INVESTMENT FUNDS
         AIM Developing Markets Fund -                 Class A
                                                       Class C

         AIM Global Health Care Fund -                 Class A
                                                       Class C

         AIM Libra Fund -                              Class A
                                                       Class C

         AIM Trimark Endeavor Fund -                   Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class

         AIM Trimark Fund -                            Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class

         AIM Trimark Small Companies Fund -            Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class

AIM INVESTMENT SECURITIES FUNDS
         AIM High Yield Fund -                         Class A
                                                       Class C
                                                       Institutional Class
                                                       Investor Class

         AIM Income Fund -                             Class A
                                                       Class C
                                                       Class R
                                                       Investor Class

         AIM Intermediate Government Fund -            Class A
                                                       Class C
                                                       Class R
                                                       Investor Class

         AIM Limited Maturity Treasury Fund -          Class A
                                                       Class A3
                                                       Institutional Class

         AIM Money Market Fund -                       AIM Cash Reserve Shares
                                                       Class C
                                                       Class R
                                                       Institutional Class
                                                       Investor Class

         AIM Municipal Bond Fund -                     Class A
                                                       Class C
                                                       Investor Class

         AIM Real Estate Fund -                        Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class
                                                       Investor Class

         AIM Short Term Bond Fund -                    Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class


         AIM Total Return Bond Fund -                  Class A
                                                       Class C
                                                       Class R
                                                       Institutional Class

AIM SECTOR FUNDS
         INVESCO Energy Fund -                         Class A
                                                       Class C
                                                       Class K
                                                       Investor Class

         INVESCO Financial Services Fund -             Class A
                                                       Class C
                                                       Class K
                                                       Investor Class

         INVESCO Gold & Precious Metals Fund -         Class A
                                                       Class C
                                                       Investor Class

         INVESCO Health Science Fund -                 Class A
                                                       Class C
                                                       Class K
                                                       Investor Class

         INVESCO Leisure Fund -                        Class A
                                                       Class C
                                                       Class K
                                                       Investor Class

         INVESCO Technology Fund -                     Class A
                                                       Class C
                                                       Class K
                                                       Institutional Class
                                                       Investor Class

         INVESCO Utilities Fund -                      Class A
                                                       Class C
                                                       Investor Class

AIM SPECIAL OPPORTUNITIES FUNDS
         AIM Opportunities I Fund -                    Class A
                                                       Class C

         AIM Opportunities II Fund -                   Class A
                                                       Class C

         AIM Opportunities III Fund -                  Class A
                                                       Class C

AIM STOCK FUNDS
         INVESCO Dynamics Fund -                       Class A
                                                       Class C
                                                       Class K
                                                       Institutional Class
                                                       Investor Class

         INVESCO Mid-Cap Growth Fund -                 Class A
                                                       Class C
                                                       Class K
                                                       Institutional Class
                                                       Investor Class

         INVESCO Small Company Growth Fund -           Class A
                                                       Class C
                                                       Class K
                                                       Investor Class

         INVESCO S&P 500 Index Fund -                  Institutional Class
                                                       Investor Class


AIM TAX-EXEMPT FUNDS
         AIM High Income Municipal Fund -              Class A
                                                       Class C

         AIM Tax-Exempt Cash Fund -                    Class A
                                                       Investor Class

         AIM Tax-Free Intermediate Fund -              Class A
                                                       Class A3

AIM TREASURER'S SERIES TRUST
         INVESCO Stable Value Fund -                   Class R
                                                       Institutional Class

         INVESCO U.S. Government Money Fund -          Investor Class

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated: April 30, 2004

                                   EACH FUND (LISTED ON SCHEDULE A) ON BEHALF OF THE SHARES OF EACH PORTFOLIO LISTED ON SCHEDULE A

                                   By: /s/ MARK H. WILLIAMSON
                                       ----------------------------------------
                                       Mark H. Williamson
                                       Executive Vice President



                                   A I M DISTRIBUTORS, INC.

                                   By: /s/ GENE L. NEEDLES
                                       ----------------------------------------
                                       Gene L. Needles
                                       President


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